UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2004

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 13, 2004, A. Robert Abboud, age 75, retired as a member of the Board of Directors of AAR CORP.  Mr. Abboud served on the Board of Directors since 1984, most recently as Chairman of the Audit Committee and as a member of both the Compensation Committee and Executive Committee.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 13, 2004, the Board of Directors of AAR CORP. amended the Company’s by-laws changing the date of the annual meeting of stockholders from the fourth Wednesday in September to the second Wednesday in October.  A copy of the amendment is attached hereto as Exhibit 3.2.

Item 9.01                     Financial Statements and Exhibits

(c)	Exhibits

	3.2	Amendment to AAR CORP. By-Laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:October 15, 2004

AAR CORP.

By:	/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amendment to AAR CORP. By-Laws effective October, 13, 2004.